Income Taxes	6 Months Ended	12 Months Ended
	Mar. 31, 2020	Sep. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”). The Tax Act significantly revised the U.S. federal corporate income tax provisions, including, but not limited to, an income inclusion of global intangible low-taxed income (“GILTI”), a deduction against foreign-derived intangible income (“FDII”) and a new minimum tax, the base erosion anti-abuse tax (“BEAT”). GILTI, FDII and BEAT were effective for the Company’s fiscal year ending September 30, 2019. The Company has elected to recognize the GILTI impact in the specific period in which it occurs.

As a result of final regulations regarding the interest expense allocation rules issued by the Internal Revenue Service in December 2019, the Company concluded that it is more likely than not that the entire amount of the Company’s deferred tax assets relating to foreign tax credit carryforwards will be realized. Consequently, the Company released its $33 million valuation allowance at September 30, 2019 relating to such deferred tax assets and recognized a corresponding U.S. tax benefit of $33 million during the quarter ended December 31, 2019. The Company will continue to weigh the evidence including the projections of sufficient future taxable income, foreign source income and the reversal of future taxable temporary differences to assess the future realization of our foreign tax credits.

For the three and six months ended March 31, 2020, the Company recorded an income tax benefit of $12 million and $7 million, respectively. The income tax benefit of $12 million for the three months ended March 31, 2020 is lower than the expected tax benefit at the statutory tax rate of 21% primarily due to non-deductible expenses of our Senior Management Free Cash Flow Plan. The income tax benefit of $7 million for the six months ended March 31, 2020 is lower than the expected tax at the statutory tax rate of 21% primarily due to tax benefit of the valuation allowance release relating to foreign tax credit carryforwards and FDII, offset by non-deductible expenses of our Senior Management Free Cash Flow Plan, U.S. state and local taxes, foreign income taxed at rates higher than the U.S. statutory tax rate, withholding taxes and foreign losses with no tax benefit.

For the three and six months ended March 31, 2019, the Company recorded an income tax expense of $48 million and $98 million, respectively. The income tax expense for the three and six months ended March 31, 2019 is higher than the expected tax at the statutory tax rate of 21% primarily due to GILTI, non-deductible expenses of our Senior Management Free Cash Flow Plan, U.S. state and local taxes, foreign income taxed at rates higher than the U.S. statutory tax rate, withholding taxes and foreign losses with no tax benefit offset by the tax benefit of a reduction in foreign income tax rates.

The Company has determined that it is reasonably possible that the gross unrecognized tax benefits as of March 31, 2020 could decrease by up to approximately $1 million related to various ongoing audits and settlement discussions in various foreign jurisdictions during the next twelve months.

9. Income Taxes

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”). The Tax Act contains significant revisions to U.S. federal corporate income tax provisions, including, but not limited to, a reduction of the U.S. federal corporate statutory tax rate from 35% to 21%, a one-time transition tax on accumulated foreign earnings, an income inclusion of global intangible low-taxed income (“GILTI”), a deduction against foreign-derived intangible income (“FDII”) and a new minimum tax, the base erosion anti-abuse tax (“BEAT”). In accordance with ASC 740, the Company recorded the effects of the Tax Act during the three months ended December 31, 2017.

The reduction in U.S. federal corporate statutory tax rate from 35% to 21% was effective January 1, 2018. The Tax Act requires companies with a fiscal year that begins before and ends after the effective date of the rate change to calculate a blended tax rate based on the pro rata number of days in the fiscal year before and after the effective date. As a result, for the fiscal year ending September 30, 2018, the Company’s U.S. federal statutory income tax rate was 24.5%. For the fiscal year ending September 30, 2019, the Company was subject to the U.S. federal corporate statutory tax rate of 21%.

The reduction in the U.S. federal corporate statutory tax rate required the Company to adjust its U.S. deferred tax assets and liabilities using the newly enacted tax rate of 21%. As a result, the Company recorded a U.S. income tax expense of $23 million for the reduction of its net U.S. deferred tax assets for the fiscal year ended September 30, 2018.

The Company has not recorded any income tax liability related to the one-time transition tax on accumulated foreign earnings (“Transition Tax”) due to an overall deficit in accumulated foreign earnings. GILTI, FDII and BEAT are effective for the Company’s fiscal year ending September 30, 2019. The Company has elected to recognize the GILTI impact in the specific period in which it occurs.

The domestic and foreign pretax income (loss) from continuing operations is as follows:

	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
	(in millions)
Domestic	$84	$347	$(37)
Foreign	183	95	35

Total	$267	$442	$(2)

Current and deferred income tax expense (benefit) provided are as follows:

	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
	(in millions)
Federal:
Deferred	(49)	91	(169)
Foreign:
Current (a)	74	58	41
Deferred	(18)	(26)	(12)
U.S. State:
Current	3	6	2
Deferred	(1)	1	(13)

Total	$9	$130	$(151)

(a)	Includes withholding taxes of $17 million, $15 million and $13 million for the fiscal years ended September 30, 2019, September 30, 2018 and September 30, 2017, respectively.

The differences between the U.S. federal statutory income tax rate of 21.0%, 24.5% and 35.0% for the fiscal years ended September 30, 2019, September 30, 2018 and September 30, 2017, respectively, and income taxes provided are as follows:

	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
	(in millions)
Taxes on income at the U.S. federal statutory rate	$56	$108	$(1)
U.S. state and local taxes	2	7	3
Foreign income taxed at different rates, including withholding taxes	16	19	11
Increase in valuation allowance	1	4	18
Release of valuation allowance	(65)	(14)	(134)
Change in tax rates	(4)	23	(1)
Impact of GILTI and FDII	(4)	—	—
Intergroup transfer	—	(30)	—
Foreign currency losses on intra-entity loans	—	—	(59)
Non-deductible long term incentive plan	6	8	10
Other	1	5	2

Income tax expense (benefit)	$9	$130	$(151)

During the fiscal year ended September 30, 2019, the Company recognized a U.S. tax benefit of $59 million related to the release of a U.S. deferred tax valuation allowance. During the fiscal year ended September 30, 2018, the Company recognized a U.S. tax expense of $23 million related to the reduction of net U.S. deferred tax assets as a result of the Tax Act. In addition, the Company recognized a net tax benefit of $30 million related to a prior-year intergroup transfer. During the fiscal year ended September 30, 2017, the Company released $125 million of the U.S. valuation allowance related to U.S. tax attributes and recognized a U.S. tax benefit of $59 million related to foreign currency losses on intra-entity loans. The foreign currency loss was previously reported in accumulated other comprehensive loss as the intra-entity loans were previously considered long-term in nature.

For the fiscal years ended September 30, 2019 and September 30, 2018, the Company incurred losses in certain foreign territories and has offset the tax benefit associated with these losses with a valuation allowance as the Company has determined that it is more likely than not that these losses will not be utilized. For the fiscal year ended September 30, 2019, the Company released $59 million of the U.S. valuation allowance related to foreign tax credit carryforwards. Significant components of the Company’s net deferred tax liabilities are summarized below:

	September 30, 2019	September 30, 2018
	(in millions)
Deferred tax assets:
Allowances and reserves	$27	$26
Employee benefits and compensation	79	86
Other accruals	17	56
Tax attribute carryforwards	203	314
Other	3	4

Total deferred tax assets	329	486
Valuation allowance	(91)	(206)

Net deferred tax assets	238	280

Deferred tax liabilities:
Intangible assets	(372)	(434)

Total deferred tax liabilities	(372)	(434)

Net deferred tax liabilities	$(134)	$(154)

During the three months ended September 30, 2019, the Company concluded that the positive evidence relating to the utilization of foreign tax credits outweighs the negative evidence with respect to a portion of the valuation allowance relating to its foreign tax credit carryovers. This positive evidence includes the utilization of the remaining net operating loss carryforward during the fiscal year ended September 30, 2019, the utilization of current year and carryforward foreign tax credits for the first time during the fiscal year ended September 30, 2019, projections of sufficient future taxable income and foreign source income and the reversal of future taxable temporary differences. As a result, the Company concluded that it is more likely than not that a substantial portion of the Company’s deferred tax assets relating to foreign tax credit carryforwards will be realized. Consequently, the Company released $59 million of its $133 million valuation allowance at September 30, 2018 relating to such deferred tax assets and recognized a corresponding U.S. tax benefit of $59 million during the quarter ended September 30, 2019.

Proposed regulations issued by the Internal Revenue Service in November 2018 may result in an increase in the amount of foreign tax credit carryforwards that are more likely than not to be realized and thus result in a further release of the Company’s valuation allowance for foreign tax credit carryforwards and a corresponding U.S. tax benefit in the period in which such regulations are enacted.

Of the valuation allowance of $91 million at September 30, 2019, $49 million relates to U.S. tax attributes, of which $33 million relates to foreign tax credit carryforwards, $12 million relates to U.S. state net operating loss carryforwards and $4 million relates to outside basis differences in investments.

At September 30, 2019, the Company has no remaining U.S. federal tax net operating loss carryforwards. The Company also has tax net operating loss carryforwards, with no expiration date, in the U.K., France and Spain of $11 million, $88 million and $32 million, respectively, and other tax net operating loss carryforwards in state, local and foreign jurisdictions that expire in various periods. In addition, the Company has foreign tax credit carryforwards for U.S. tax purposes of $120 million. The U.S. foreign tax credits will begin to expire in fiscal year 2020.

Deferred income taxes have not been recorded on indefinitely reinvested earnings of certain foreign subsidiaries of approximately $206 million at September 30, 2019. Distribution of these earnings may result in foreign withholding taxes and U.S. state taxes. However, variables existing if and when remittance occurs make it impracticable to estimate the amount of the ultimate tax liability, if any, on these accumulated foreign earnings.

The Company classifies interest and penalties related to uncertain tax position as a component of income tax expense. As of September 30, 2019 and September 30, 2018, the Company had accrued $3 million and $2 million of interest and penalties, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits, including interest and penalties, are as follows (in millions):

Balance at September 30, 2016	$30

Additions for current year tax positions	2
Additions for prior year tax positions	1
Subtractions for prior year tax positions	(14)

Balance at September 30, 2017	$19

Additions for current year tax positions	3
Additions for prior year tax positions	3
Subtractions for prior year tax positions	(7)

Balance at September 30, 2018	$18

Additions for prior year tax positions	1
Subtractions for prior year tax positions	(7)

Balance at September 30, 2019	$12

Included in the total unrecognized tax benefits at September 30, 2019 and September 30, 2018 are $12 million and $18 million, respectively, that if recognized, would reduce the effective income tax rate. The Company’s gross unrecognized tax benefits decreased during the fiscal year ended September 30, 2019 by $7 million primarily due to a tax settlement in Germany and statute lapses. The Company has determined that is reasonably possible that its existing reserve for uncertain tax positions as of September 30, 2019 could decrease by up to approximately $1 million related to various ongoing audits and settlement discussions in various foreign jurisdictions.

The Company and its subsidiaries file income tax returns in the U.S. and various foreign jurisdictions. The Company has completed tax audits in the U.S. for tax years ended through September 30, 2013, in the U.K. for the tax years ended through September 30, 2016, in Canada for tax years ended through September 30, 2013, in Germany for the tax years ended through September 30, 2009 and in Japan for the tax years ended through September 30, 2012. The Company is at various stages in the tax audit process in certain foreign and local jurisdictions.